UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2001


                          JAVIEN, INC.
     (Exact name of registrant as specified in its charter)


      Delaware                             13-4067173
----------------------                 ------------------
State of Incorporation                 IRS Employer ID No.


1013 17th Avenue SW, Suite 200
Calgary, Alberta                              T2T 0A7
-------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number    (403) 670-7500

Item 4.  CHANGES IN ACCOUNTANTS

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1)   On November 9, 2001, the Registrant changed accountants
from Graf Repetti & Co., to Gelfond Hochstadt Pangburn, P.C.
1600 Broadway, Suite 2500, Denver Colorado 80202

     (i)  The Company decided not to reappoint Graf Repetti &
Co., as its independent accountant;

     (ii) The financial statements reported on by Graf Repetti & Co., were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years;

     (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

     (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years.

          (B)  Not applicable;

          (C)  Not applicable;

          (D)  Not applicable; and

          (E)  Not applicable.

     (2)  On November 9, 2001, the Registrant engaged Gelfond
Hochstadt Pangburn, P.C., as its independent accountants.

          (i)  The Registrant did not consult with Gelfond
Hochstadt Pangburn, P.C., its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not applicable.

     (3) The Registrant has provided to Graf Repetti & Co., its former accountants, a copy of the disclosures contained in this
Item 4 and the Registrant has requested a letter from Graf
Repetti & Co., addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.

          Not Applicable

     (b) Pro Forma financial information.

          Not Applicable

     (c) Index to Exhibits.


   Exhibit Number        Description

       (16) Letter from Graf Repetti & Co., pursuant to Item 304(a)(3) of Regulation S-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2001

JAVIEN, INC.

/s/ Richard Wolfli
-----------------------
By: Richard Wolfli
President